EXHIBIT 1.01

                                 Debt Securities

                          LEHMAN BROTHERS HOLDINGS INC.



                             UNDERWRITING AGREEMENT

                                                        New York, New York
                                                        Dated the date set forth
                                                        In Schedule I hereto

To the Representative(s)
  named in Schedule I
  hereto, of the Underwriters
  named in Schedule II hereto

Ladies and Gentlemen:

                  Lehman Brothers Holdings Inc., a Delaware corporation (the "Company"), proposes to issue and sell to you and the other underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), the principal amount of its debt securities identified in Schedule I hereto (the "Securities") to be issued under the indenture (the "Indenture") identified in such Schedule I, between the Company and the trustee (the "Trustee") identified therein. If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives" shall each be deemed to refer to such firm or firms.

1. Representations and Warranties.The Company represents and warrants to each Underwriter that:

     (a) The Company meets the requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder (the "Rules"), and has carefully prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the file number of which is set forth in Schedule I hereto), which has become effective, for the registration of the Securities under the Securities Act. The registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies in all other material respects with such rule. The Company proposes to file with the Commission pursuant to Rule 424 under the Securities Act ("Rule 424") a supplement to the form of prospectus included in the registration statement relating to the initial offering of the Securities and the plan of distribution thereof and has previously advised you of all further information (financial and other) with respect to the Company to be set forth therein. The term "Registration Statement" means the registration statement, as amended at the date of this Agreement, including the exhibits thereto, financial statements, and all documents incorporated therein by reference pursuant to Item 12 of Form S-3 (the "Incorporated Documents"), and such prospectus as then amended, including the Incorporated Documents, is hereinafter referred to as the "Basic Prospectus"; and such supplemented form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424 (including the Basic Prospectus as so supplemented), is hereinafter called the "Final Prospectus". Any preliminary form of the Basic Prospectus which has heretofore been filed pursuant to Rule 424 is hereinafter called the "Interim Prospectus". Any reference herein to the Registration Statement, the Basic Prospectus, any Interim Prospectus or the Final Prospectus shall be deemed to refer to and include the Incorporated Documents which were filed under the Securities Exchange Act of 1934 (the "Exchange Act"), on or before the date of this Agreement or the issue date of the Basic Prospectus, any Interim Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Interim Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any Incorporated Documents under the Exchange Act after the date of this Agreement or the issue date of the Basic Prospectus, any Interim Prospectus or the Final Prospectus, as the case may be, and deemed to be incorporated therein by reference.

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                                                                               2

     (b) As of the date hereof, when the Final Prospectus is first filed with the Commission pursuant to Rule 424, when, before the Closing Date (hereinafter defined), any amendment to the Registration Statement becomes effective, when, before the Closing Date, any Incorporated Document is filed with the Commission, when any supplement to the Final Prospectus is filed with the Commission and at the Closing Date,
          the  Registration  Statement,   the  Final  Prospectus  and  any  such
          amendment or supplement will comply in all material respects with the applicable requirements of the Securities Act and the Rules, and the Incorporated Documents will comply in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations adopted by the Commission thereunder; on the date hereof and on the Closing Date, the Indenture shall have been qualified under and will comply in all material respects with the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"); on the date it became effective, the Registration Statement did not, and, on the date that any post-effective amendment to the Registration Statement becomes effective, the Registration Statement as amended by such post-effective amendment did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; on the date the Final Prospectus is filed with the Commission pursuant to Rule 424 and on the Closing Date, the Final Prospectus, as it may be amended or supplemented, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and on said dates, the Incorporated Documents will comply in all material respects with the applicable provisions of the Exchange Act and rules and regulations of the Commission thereunder, and, when read together with the Final Prospectus, or the Final Prospectus as it may be then amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading; provided that the foregoing representations and warranties in this paragraph (b) shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by or through the Representatives on behalf of any Underwriter specifically for use in connection with the preparation of the Registration Statement or the Final Prospectus, as they may be amended or supplemented, or to any statements in or omissions from the statement of eligibility and qualification on Form T-1 of the Trustee under the Trust Indenture Act ("Form T-1").
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                                                                               3

     (c) The Basic Prospectus and any Interim Prospectus, as of their respective dates, complied in all material respects with the requirements of the Securities Act and of the Rules and did not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Commission has not issued an order preventing or suspending the use of the Basic Prospectus or any Interim Prospectus.

     (d) The nationally recognized firm of independent public accountants whose report appears in the Company's most recent Annual Report on Form 10-K, which is incorporated by reference in the Final Prospectus, are independent public accountants as required by the Securities Act and the Rules.

     (e) In the event that a report of a nationally recognized firm of independent public accountants regarding historical financial information with respect to any entity acquired by the Company is required to be incorporated by reference in the Final Prospectus, such independent public accountants were independent public accountants, as required by the Securities Act and the Rules, during the period of their engagement to examine the financial statements being reported on and at the date of their report.

     (f) The audited consolidated financial statements of the Company in the Final Prospectus and the Registration Statement present fairly on a consolidated basis the financial position, the results of operations, changes in common stock and other stockholder's equity and cash flows of the Company and its subsidiaries, as of the respective dates and for the respective periods indicated, all in conformity with generally
          accepted   accounting   principles   applied  on  a  consistent  basis
          throughout the periods involved. The unaudited consolidated financial statements of the Company, if any, included in the Final Prospectus and the Registration Statement and the related notes are true, complete and correct, subject to normally recurring changes resulting from year-end audit adjustments, and have been prepared in accordance with the instructions to Form 10-Q.
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                                                                               4

     (g) Except as described in or contemplated by the Registration Statement and the Final Prospectus, there has not been any material adverse change in or any adverse development which materially affects the business, properties, financial condition or results of the Company or the Company and its subsidiaries taken as whole, from the dates as of which information is given in the Registration Statement and Final Prospectus.

     (h) The Securities conform to the description thereof contained in the Final Prospectus, are duly and validly authorized, and, when validly authenticated, issued and delivered in accordance with the Indenture and sold to the Underwriters as provided in this Agreement, will be validly issued and outstanding obligations of the Company entitled to the benefits of the Indenture.

     (i) Neither the Company nor any of the Significant Subsidiaries (as defined below) is in violation of its corporate charter or by-laws or in default under any agreement, indenture or instrument, the effect of which violation or default would be material to the Company and its subsidiaries taken as a whole. The execution, delivery and performance of this Agreement will not conflict with, result in the creation or imposition of any material lien, charge or encumbrance upon any of the assets of the Company or any of its subsidiaries pursuant to the terms of, or constitute a default under, any material agreement, indenture or instrument, or result in a violation of the corporate charter or by-laws of the Company or any of its subsidiaries or any order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of the Significant Subsidiaries or their property. Except as set forth in the Final Prospectus or as required by the Securities Act, the Exchange Act, the Trust Indenture Act and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement. "Significant Subsidiary" means Lehman Brothers Inc., Lehman Brothers International (Europe), Lehman Brothers Finance S.A. and Lehman Brothers Special Financing Inc.

     (j) Each of the Company and the Significant Subsidiaries have been duly organized, are validly existing and in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and in good standing as foreign corporations and are fully registered as a broker-dealer, broker, dealer or investment advisor, as the case may be, in each jurisdiction in which their respective ownership of property or the conduct of their respective businesses requires such qualification or registration and in which the failure to qualify or register would be reasonably likely, individually or in the aggregate, to have a material adverse effect on the business, condition or properties of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"). Each of the Company and the Significant Subsidiaries holds all material licenses, permits, and certificates from governmental authorities necessary for the conduct of its business and owns, or possesses adequate rights to use, all material rights necessary for the conduct of such business and has not received any notice of material conflict with the asserted rights of others in respect thereof, except in each case where the failure to do so would not be reasonably likely, individually or in the aggregate, to have a Material Adverse Effect; and each of the Company and the
          Significant   Subsidiaries  has  the  corporate  power  and  authority
          necessary to own or hold its properties and to conduct the businesses in which it is engaged. Except as may be disclosed in the Registration Statement and the Final Prospectus, all outstanding shares of capital stock of the Significant Subsidiaries have been duly authorized and are validly issued and outstanding, fully paid and non-assessable and, except for directors' qualifying shares, are owned by the Company, directly or indirectly through subsidiaries, free and clear of any lien, pledge and encumbrance or any claim of any third party.
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                                                                               5

     (k) Except as described in the Registration Statement and the Final Prospectus, there is no material litigation or governmental proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries which might reasonably be expected to have a Material Adverse Effect or which is required to be disclosed in the Registration Statement and the Final Prospectus.

     (l) The certificates delivered pursuant to paragraph (f) of Section 6 hereof and all other documents delivered by the Company or its representatives in connection with the issuance and sale of the Securities were on the dates on which they were delivered, or will be on the dates on which they are to be delivered, in all material respects true and complete.

2. Sale and Purchase of the Securities.The Company agrees to sell to each Underwriter, and each Underwriter, on the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein stated, agrees to purchase from the Company, at the purchase price set forth in Schedule I hereto, the principal amount of Securities set forth opposite the name of such Underwriter in Schedule II hereto, except that, if Schedule I hereto provides for the sale of Securities pursuant to delayed delivery arrangements, the respective principal amounts of Securities to be purchased by the Underwriters shall be as set forth in Schedule II hereto, less the respective amounts of Contract Securities determined as provided below. Securities to be purchased by the Underwriters are herein sometimes called the
     "Underwriters' Securities" and Securities to be purchased pursuant to Delayed Delivery Contracts (as hereinafter defined) are herein called "Contract Securities". The obligations of the Underwriters under this Agreement are several and not joint. The Underwriters have each agreed to the provisions contained in the Shearson Lehman Brothers Inc. Agreement Among Underwriters Basic Provision for Offerings of Securities, dated as of May 15, 1985.

                  If so provided in Schedule I hereto, the Underwriters are authorized to solicit offers to purchase Securities, or a portion thereof, from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts"), substantially in the form of Schedule III hereto but with such changes therein as the Company may authorize or approve, and the Underwriters will endeavor to make such arrangements. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds and educational and charitable institutions. The
Company will make Delayed Delivery Contracts in all cases where sales of
Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum principal amount set forth in Schedule I hereto and the total principal amount of Contract Securities may not exceed the maximum principal amount set forth in Schedule I hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The principal amount of Securities to be purchased by each Underwriter as set forth in Schedule II hereto shall be reduced by an amount which bears the same proportion to the total principal amount of Contract Securities as the principal amount of Securities set forth opposite the name of such Underwriter bears to the total principal amount of Securities set forth in Schedule II hereto, except to the extent that the Representatives determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however, that the total principal amount of Securities to be purchased by all Underwriters shall be the total principal amount set forth in Schedule II hereto less the total principal amount of Contract Securities.
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                                                                               6

3. Delivery and Payment.Delivery by the Company of the Underwriters' Securities to the Representatives for the respective accounts of the several Underwriters and payment by the Underwriters therefor by certified or official bank check or checks payable in, or by wire transfer of, immediately available (federal) funds to or upon the order of the Company shall take place at the office, on the date and at the time specified in
     Schedule I hereto, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Underwriters' Securities being herein called the "Closing Date").

                  Concurrently with the delivery of any payment for Underwriters' Securities as provided in this Section 3, the Company will deliver to the Representatives for the respective accounts of the several Underwriters a check in an amount equal to the fee set forth in Schedule I hereto with respect to the principal amount of Securities for which Delayed Delivery Contracts are made.
                  The Underwriters' Securities will be registered in such names and in such authorized denominations as the Representatives may request no less than two full business days in advance of the Closing Date. The Company agrees to have the Underwriters' Securities available for inspection, checking and packaging by the Representatives at such place as is designated by the Representatives, not later than 1:00 p.m., New York City time, on the business day prior to the Closing Date.

4. Offering by Underwriters.The Company hereby confirms that the Underwriters and dealers have been authorized to distribute or cause to be distributed any Interim Prospectus and are authorized to distribute the Final Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters). The Representatives agree that, as soon as the Representatives believe the offering of the Securities has been terminated, the Representatives will so advise the Company.

5.       Agreements.The Company agrees with the several Underwriters that:

     (a) The Company will cause the Final Prospectus to be filed with the Commission pursuant to Rule 424 as required thereby and will promptly advise the Representatives (A) when the Final Prospectus shall have been filed with the Commission pursuant to Rule 424, (B) when any amendment to the Registration Statement relating to the Securities shall have become effective, (C) of any request by the Commission for any amendment of the Registration Statement, the Final Prospectus, the Basic Prospectus or any Interim Prospectus, or for any additional information, (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the qualification of the Indenture or the institution or threatening of any proceedings for that purpose and (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. After the date of this Agreement and prior to the termination of the offering of these Securities the Company will not file any amendment of the Registration Statement or amendment or supplement to the Final Prospectus (except an amendment or supplement to the Final Prospectus that is deemed to be incorporated by reference in the Final Prospectus pursuant to Item 12 of Form S-3) without the consent of the Representatives and will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof. Prior to receipt of the advice to be given by the Representatives pursuant to Section 4, the Company will not file any document that would be deemed to be incorporated by reference in the Final Prospectus pursuant to Item 12 of Form S-3 without delivering to the Representatives a copy of the document proposed to be so filed, such delivery to be made at least twenty-four hours prior to such filing, and the Company will consult with the Representatives as to any comments which the Representatives make in a timely manner with respect to the document so delivered.

     (b) Subject to the last sentence of the immediately preceding paragraph, if, at any time during which a prospectus relating to the Securities is required to be delivered under the Securities Act, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the Final Prospectus to comply with the Securities Act or the Rules, the Company promptly will prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance and will use its best efforts to cause any amendment of the Registration Statement containing an amended Final Prospectus to be made effective as soon as possible.

     (c) The Company will deliver to the Representatives, without charge, (i) signed copies of the Registration Statement relating to the Securities and of any amendments thereto (including all exhibits filed with, or incorporated by reference in, any such document) and (ii) as many conformed copies of the Registration Statement and of any amendments thereto which shall become effective on or before the Closing Date (excluding exhibits) as the Representatives may reasonably request.
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                                                                               8

     (d) During such period as a prospectus is required by law to be delivered by an Underwriter or dealer, the Company will deliver, without charge to the Representatives and to Underwriters and dealers, at such office or offices as the Representatives may designate, as many copies of the Basic Prospectus, any Interim Prospectus and the Final Prospectus as the Representatives may reasonably request.

     (e) The Company will make generally available to its security holders and to the Representatives as soon as practicable an earnings statement (which need not be audited) of the Company and its subsidiaries, covering a period of at least 12 months beginning after the date the Final Prospectus is filed with the Commission pursuant to Rule 424, which will satisfy the provisions of Section 11(a) of the Securities Act.

     (f) The Company will furnish such information, execute such instruments and take such actions as may be required to qualify the Securities for offering and sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

     (g) So long as any Securities are outstanding, the Company will furnish or cause to be furnished to the Representatives copies of all annual reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission.

     (h) If the Company has applied for the listing of the Securities on the New York Stock Exchange Inc. (the "NYSE"), it will use its best efforts to cause such listing to be approved as soon as possible.

     (i) For a period beginning at the time of execution of this Agreement and ending on the later of the business day following the Closing Date or following the date on which any price restrictions on the sale of the Securities are terminated, without the prior consent of the Representatives, the Company will not offer, sell, contract to sell or otherwise dispose of any debt securities of the Company covered by the Registration Statement or any other registration statement filed under the Securities Act.

     (j) The Company will use its best efforts to do and perform all things to be done and performed hereunder prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Securities to be purchased hereunder.
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                                                                               9

6. Conditions to the Obligations of the Underwriters.The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Company contained herein as of the date hereof and the Closing Date, to the accuracy of any material statements made in any certificates, opinions, affidavits, written statements or letters furnished to the Representatives or to Simpson Thacher & Bartlett ("Underwriters' Counsel") pursuant to this
     Section 6, to the performance by the Company of its respective obligations hereunder and to the following additional conditions:

     (a) The Final Prospectus shall have been filed with the Commission pursuant to Rule 424 not later than 5:00 p.m., New York City time, on the second business day following the date of this Agreement or such later date and time as shall be consented to in writing by the Representatives.

     (b) No order suspending the effectiveness of the Registration Statement, as amended from time to time, or suspending the qualification of the Indenture, shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Final Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Representatives.

     (c) Since the respective dates as of which information is given in the Registration Statement and the Final Prospectus, there shall not have been any change or decrease specified in the letter referred to in paragraph (g) of this Section 6 which, in the judgment of the Representatives, makes it impracticable or inadvisable to proceed with the offering and delivery of the Securities as contemplated by the Registration Statement and the Final Prospectus.

     (d) The Company shall have furnished to the Representatives the opinion of a Deputy General Counsel or the Chief Legal Officer for the Company, dated the day of the Closing Date, to the effect that:

          (i) The Company has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its incorporation with all requisite corporate power and authority to own and operate its properties and to conduct its business as described in the Final Prospectus.

          (ii) The Securities and the Indenture conform in all material respects to the descriptions thereof contained in the Final Prospectus.

          (iii)The Indenture has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms; and the Securities have been duly authorized, executed and issued by the Company, and assuming due authentication by the Trustee and upon payment and delivery in accordance with the Underwriting Agreement, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture; provided however, that the foregoing is subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing.

          (iv) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated in this Agreement, except for (1) such consents, approvals, authorizations or orders as have been obtained under the Securities Act and such as may be required under the Exchange Act and the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters, and (2) the qualification of the Indenture under the Trust Indenture Act, which has been obtained.

          (v) Such counsel does not know of any contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules which have not been filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules.

          (vi) To the best of such counsel's knowledge, neither the Company nor any Significant Subsidiary that is organized under the laws of the United States or any State or territory thereof (a "Domestic Significant Subsidiary") is in violation of its corporate charter or by-laws, or in default under any material agreement, indenture or instrument known to such counsel, the effect of which violation or default would be material to the Company and its subsidiaries taken as a whole.

          (vii)This Agreement and, to the extent applicable, the Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company; the execution, delivery and performance of this Agreement and any Delayed Delivery Contracts by the
               Company will not conflict with, or result in the creation or imposition of any material lien, charge or encumbrance upon any of the assets of the Company or any Domestic Significant Subsidiary pursuant to the terms of, or constitute a default under, any material agreement, indenture or instrument known to such counsel and to which the Company or any Domestic Significant Subsidiary is a party or is bound, or result in a violation of the corporate charter or by-laws of the Company or any Domestic Significant Subsidiary or any order, rule or regulation known to such counsel of any court or governmental agency having jurisdiction over the Company, any Domestic Significant Subsidiary or any of their respective properties, the effect of which would be material to the Company and its subsidiaries taken as a whole.

          (viii) The Registration Statement has become effective under the Securities Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission.

          (ix) The Registration Statement, the Final Prospectus and each amendment thereof or supplement thereto (except that no opinion need be expressed as to the financial statements or other financial or statistical data or the Form T-1 of the Trustee under the Trust Indenture Act included or incorporated by reference therein) comply as to form in all material respects with the requirements of the Securities Act and the Rules.

          (x) If the Securities are to be listed on the NYSE, authorization therefor has been given, subject to official notice of issuance and evidence of satisfactory distribution, or the Company has filed a preliminary listing application and all required supporting documents with respect to the Securities with the NYSE, and such counsel has no reason to believe that the
               Securities will not be authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution.

          (xi) Each Domestic Significant Subsidiary is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation with all requisite corporate power and authority to own and operate its properties and to conduct its business as described in the Final Prospectus. Each of the Company and the Domestic Significant Subsidiaries is duly qualified to do business as a foreign corporation, is in good standing and is duly registered as a broker-dealer, broker, dealer or investment advisor, as the case may be, in each jurisdiction in which the nature of the business conducted by it or in which the ownership or holding by lease of the properties owned or held by it require such qualification or registration and where the failure to so qualify or register would have a Material Adverse Effect.

          (xii)All the outstanding shares of capital stock of each Domestic Significant Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and, except for directors' qualifying shares, are owned by the Company or a subsidiary of the Company free and clear of any claims, liens, encumbrances and security interests.

          (xiii) Such counsel does not know of any litigation or any governmental proceeding pending or threatened against the Company or any of its subsidiaries which would affect the subject matter of this Agreement or is required to be disclosed in the Final Prospectus which is not disclosed and correctly summarized therein.

                  Such opinion shall also contain a statement that although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Final Prospectus (except as to those matters stated in paragraph (ii) of such opinion), such counsel has no reason to believe that (i) the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or (ii) the Final Prospectus contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that no opinion need be expressed as to the financial statements or other financial or statistical data or the Form T-1 included or incorporated by reference therein). In rendering such opinion, such counsel may rely upon opinions of local counsel satisfactory to the Representatives for matters not governed by New York law and may rely as to matters of fact, to the extent he deems proper, upon certificates or affidavits of officers of the Company, the Trustee and public officials. Such counsel may rely on a certificate of the Trustee with respect to the execution of the Securities by the Company and the authentication thereof by the Trustee.

     (e) The Representatives shall have received from Underwriters' Counsel such opinion or opinions, dated the day of the Closing Date, with respect to the issuance and sale of the Securities, the Registration Statement, the Final Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

     (f) The Company shall have furnished to the Representatives a certificate of its Chief Executive Officer, its President or any Managing Director or Vice President and its Chief Financial Officer or its Treasurer, dated the day of the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus and this Agreement, and that, to the best of their knowledge after due inquiry:

          (i) The representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

          (ii) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened.

          (iii)(x) The Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (y) the Final Prospectus does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (z) since the effective date of the Registration Statement there has not occurred any event required to be set forth in an amended or supplemented prospectus which has not been so set forth.

     (g) At the Closing Date, a nationally recognized firm of independent public accountants shall have furnished to the Representatives a letter, dated the day of the Closing Date, confirming that they are independent auditors with respect to the Company within the meaning of the Securities Act and in form and substance satisfactory to the Representatives, stating in effect that:

          (i) In their opinion, the consolidated financial statements of the Company and its subsidiaries, and the supporting schedules, included in the Registration Statement and the Final Prospectus and audited by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations thereunder.

          (ii) On the basis of a reading of the unaudited consolidated financial statements of the Company and its subsidiaries, if any, included in the Registration Statement and the Final Prospectus and of the latest unaudited consolidated financial statements made available by the Company and Lehman Brothers Inc., carrying out certain specified procedures (but not an audit in accordance with generally accepted auditing standards), a reading of the minutes of the meetings of the directors of the Company and Lehman Brothers Inc., and inquiries of certain officials of the Company and its subsidiaries, who have responsibility for financial and accounting matters of the Company and its subsidiaries, as to transactions and events subsequent to the date of the most recent audited consolidated financial statements included in the Registration Statement and the Final Prospectus, nothing came to their attention that caused them to believe that:

          (A)  any  material  modifications  should  be  made  to the  unaudited consolidated financial statements of the Company and its subsidiaries, if any, included in the Registration Statement and the Final Prospectus, for them to be in conformity with generally accepted accounting principles; and such financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published instructions, rules and regulations thereunder.

          (B) the unaudited capsule information of the Company and its subsidiaries, if any, included in the Registration Statement and the Final Prospectus does not agree with the amounts set forth in the unaudited consolidated financial statements of the Company from which it was derived or was not determined on a basis substantially consistent with that of the corresponding financial information in the latest audited financial statements of the Company included in the Registration Statement and the Final Prospectus.

          (C) (I) as of the latest date as of which the Company and its subsidiaries have monthly financial statements compared to amounts shown in the most recent consolidated financial statements of the Company and its subsidiaries included in the Registration Statement and the Final Prospectus, there was any change in the capital stock (other than issuances of common stock upon the exercise of options or employee awards and the repurchase of common stock in the ordinary course of business to provide for common stock to be issued pursuant to the exercise of options or employee awards), or increase in long-term indebtedness, or decrease in net assets or stockholders' equity of the Company and its subsidiaries and (II) from the latest date as of which the Company and its subsidiaries have monthly financial statements to the date of the most recent consolidated financial statements of the Company and its subsidiaries included in the Registration Statement and Final Prospectus, there was any loss in income from operations before taxes or in net income of the Company and its subsidiaries.

          (D) as of a specified date no more than three business days prior to the date of the letter, as compared to the date of the most recent consolidated financial statements of the Company and its subsidiaries included in the Registration Statement and Final Prospectus, there was any change in capital stock (other than issuances of common stock upon the exercise of options or employee awards and the repurchase of common stock in the ordinary course of business to provide for common stock to be issued pursuant to the exercise of options or employee awards), or increase in long-term indebtedness, or decrease in net assets or stockholders' equity of the Company and its subsidiaries;

except in all instances for changes, increases or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof, unless said explanation is not deemed necessary by the Representatives.

          (iii)If pro forma financial statements are included in the Registration Statement or the Final Prospectus, (x) they have read such pro forma financial statements, (y) they have made inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company as to the basis for their determination of the pro forma adjustments and whether such pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X and (z) they have proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts; and as a result thereof, nothing came to their attention that caused them to believe that such pro forma financial statements do not so comply with Rule 11-02 of Regulation S-X and that such pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements.

          (iv) They have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is expressed in dollars, or percentages derived from dollar amounts, and has been obtained from the general accounting records of the Company) set forth in the Registration Statement, as amended, and the Final Prospectus, as amended or supplemented, and in Exhibit 12 to the Registration Statement, including specified information, if any, included or incorporated from the Company's Annual Report on Form 10-K incorporated therein or specified information, if any, included or incorporated from any of the Company's Quarterly Reports on Form 10-Q or its Current Reports on Form 8-K incorporated therein, agrees with the accounting records of the Company and its subsidiaries or computations made therefrom, excluding any questions of legal interpretation.

     (h) Subsequent to the execution of this Agreement, there shall not have been any decrease in the ratings of any of the Company's debt securities by Moody's Investors Service, Inc. or Standard & Poor's Corporation.

     (i) The Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.

     (j) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives or Underwriters' Counsel may reasonably request.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates or opinions furnished to the Representatives or Underwriters' Counsel pursuant to this Section 6 shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and to Underwriters' Counsel, this Agreement and all obligations of the Underwriters hereunder may be cancelled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing, or by telegraph confirmed in writing.

7. Expenses.(a) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company will pay all costs and expenses incident to the performance of the obligations of the Company hereunder, including, without limiting the generality of the foregoing, all costs, taxes and expenses incident to the issuance, sale and delivery of the Securities to the Underwriters, all fees and expenses of the Company's counsel and accountants, all costs and expenses incident to the preparing, printing and filing of the Registration Statement (including all exhibits thereto), any Interim Prospectus, the Basic Prospectus, the Final Prospectus and any amendments thereof or supplements thereto and the Indenture, and the rating of the Securities by one or more rating agencies, all costs and expenses (including fees of Underwriters' Counsel and their disbursements) incurred in connection with blue sky qualifications, advising on the legality of the Securities for investment, the filing requirements, if any, of the National Association of Securities Dealers, Inc. in connection with its review of corporate financings, the fee for listing the Securities on the NYSE, the fees and expenses of the Trustee and all costs and expenses of the printing and distribution of all documents in connection with such offering. Except as provided in this
     Section 7, the Company will have no responsibility to the Underwriters for the Underwriters' own costs and expenses, including the fees of Underwriters' Counsel and any advertising expenses in connection with any offer the Underwriters may make.

     (b) If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Representatives, reimburse the Underwriters for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

8. Indemnification.(a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls such Underwriter within the meaning of the Securities Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or in any amendment thereof, or in any Interim Prospectus, the Basic Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company as herein stated by the Representatives on behalf of any Underwriter specifically for use in connection with the preparation thereof, and (ii) such indemnity with respect to the Basic Prospectus or any Interim Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the Final Prospectus at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Securities Act and the untrue statement or omission of a material fact contained in the Basic Prospectus or any Interim Prospectus was corrected in the Final Prospectus, unless such failure to deliver the Final Prospectus was a result of noncompliance by the Company with Section 5(d) hereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

     (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Interim Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that the same was made therein in reliance upon and in conformity with written information furnished to the Company as herein stated by the Representatives on behalf of such Underwriter specifically for use in the preparation thereof, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The statements set forth in the last paragraph of the cover page and under the heading "Underwriting" in the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the Registration Statement and the Final Prospectus, as the case may be, and you, as the Representatives, confirm that such statements are correct.

     (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and either (i) the indemnifying party or parties and the indemnified party or parties mutually agree or (ii) representation of both the indemnifying party or parties and the indemnified party or parties by the same counsel is inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Representatives in the case of subparagraph (a) representing the indemnified parties under subparagraph (a), as the case may be, who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or
          (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

     (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in subparagraph (a) of this Section 8 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company on grounds of policy or other similar grounds, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and one or more of the Underwriters may be subject in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discounts appearing on the cover page of the Final Prospectus bear to the public offering prices appearing thereon and the Company is responsible for the balance; provided, however, that (i) in no case shall any
          Underwriter (except as may be provided in any agreement among underwriters) be responsible for any amount in excess of the underwriting discounts applicable to the Securities purchased by such Underwriter hereunder and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of the Securities Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of this subparagraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this subparagraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this subparagraph (d).

9. Default by an Underwriter.If any one or more Underwriters shall fail to purchase and pay for all of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securities set forth opposite their names in Schedule II hereto bear to the aggregate principal amount of Securities set opposite the names of the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of the Securities, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such non-defaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any non-defaulting Underwriters or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing herein contained shall relieve any defaulting Underwriter of its liability, if any, to the Company and any non-defaulting Underwriter for damages occasioned by its default hereunder.

10.      Representations and Warranties of the Underwriters.

                  Each Underwriter represents and warrants to the Company that
(i) with respect to Securities which have a maturity of one year or more, it and each of its affiliates have not offered or sold and prior to the date six months after the date of issue of the Securities will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the public offers of Securities Regulations 1995; (ii) it and each of its affiliates have only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the "FSMA")) received by it in connection with the issue or sale of any Securities in circumstances in which Section 21(1) of the FSMA does not apply to Lehman Brothers Holdings; and (iii) it and each of its affiliates have complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.

11. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company at or prior to delivery of and payment for all the Securities, if, prior to such time (i) trading in securities generally on the NYSE or the over-the-counter market shall have been suspended or limited or minimum prices shall have been established on the NYSE or the over-the-counter market, (ii) a banking moratorium shall have been declared either by federal or New York State authorities, (iii) any new restriction materially affecting the distribution of the Securities shall have become effective; trading in any securities of the Company shall have been suspended or halted by any national securities exchange, the National Association of Securities Dealers, Inc. or the Commission, (iv) the United States becomes engaged in hostilities or there is an escalation in hostilities involving the United States or there is a declaration of a national emergency or war by the United States, or (v) there shall have been such a material adverse change in national or international political, financial or economic conditions, national or international equity markets or currency exchange rates or controls as to make it, in the judgment of the Representatives, inadvisable or impracticable to proceed with the payment for and delivery of the Securities.

12. Representations and Indemnities to Survive Delivery.The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers (as such officers) and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter or the Company or any of its officers or directors or any controlling person within the meaning of the Securities Act, and will survive delivery of the payment for the Securities.

13. Notices.All communications hereunder will be in writing, and, if sent to the Representatives will be mailed, delivered, telegraphed or telexed and confirmed to them, at the address specified in Schedule I hereto; or, if sent to the Company will be mailed, delivered, telegraphed or telexed and confirmed to it at 399 Park Avenue, New York, New York 10022, Attention:
     Chief Financial Officer.

14. Successors.This Agreement will inure to the benefit of and be binding upon the parties hereto and their successors and, to the extent and only to the extent stated in Section 8 hereof, the officers and directors and controlling persons referred to in Section 8 hereof, and except as provided in Section 8 hereof, no person other than the parties hereto and their respective successors will have any right or obligation hereunder.

15. Applicable Law.This Agreement will be governed by and construed in accordance with the laws of the State of New York.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                              Very truly yours,

                                              LEHMAN BROTHERS HOLDINGS INC.


                                              By/s/ Oliver Budde
                                                ------------------
                                                Name:    Oliver Budde
                                                Title: Vice President

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

LEHMAN BROTHERS INC.


By        /s/ Timothy B. Gould
         ----------------------
Name:    Timothy B. Gould
Title:   Managing Director

Acting on behalf of the Representatives named in Schedule I annexed hereto and the several Underwriters named in Schedule II annexed hereto.

                                   SCHEDULE I

Date of Underwriting Agreement:                     As of March 21, 2002

Registration Statement No.:                         333-60474

Representative and Address:                         Lehman Brothers Inc.
                                                    399 Park Avenue
                                                    New York, NY 10022

Indenture, Title, Purchase Price and Description of Securities:

         Indenture:                                 Indenture dated as of
                                                    September 1, 1987, as
                                                    supplemented, with
                                                    Citibank, N.A. as trustee

         Title:                                     Floating Rate Convertible
                                                    Notes due April 1, 2022

         Principal amount:                          $500,000,000

         Price to public:                           100%

         Purchase price:                            98%

         Interest rate:                             Floating rate, based upon 3-
                                                    Month LIBOR

         Interest payment dates:                    January 1, April 1, July 1
                                                    and October 1, commencing
                                                    April 1, 2002

         Maturity:                                  April 1, 2022

         Other provisions:                          As described in Exhibit A to
                                                    this Schedule I


Closing Date, Time and Location:

         Date:                                      March 26, 2002

         Time:                                      9:00 A.M., New York City
                                                    time

         Location:                                  Lehman Brothers Inc.
                                                    399 Park Avenue
                                                    New York, New York 10022

Delayed Delivery Arrangements:                      None

Option Securities:                                  Up to $75,000,000 aggregate
                                                    principal amount of
                                                    Securities

Other terms:

         The following sentence is added at the end of the introductory paragraph at the beginning of the Underwriting Agreement:

         Such Securities are hereinafter collectively referred to as the "Firm Securities".

         The following paragraph is added as a second introductory paragraph at the beginning of the Underwriting Agreement:

                  In addition, if so identified in Schedule I hereto, the Company proposes to grant to the Underwriters an option to purchase up to an additional principal amount Securities (the "Option Securities"). Such Firm Securities and Option Securities, if purchased, are hereinafter collectively referred to as the "Securities".

         Section 1 of the Underwriting Agreement is amended by adding the following additional paragraph:

                           (m) The shares of the Company's common stock into
                  which the Securities are convertible (the "Conversion Shares") have been duly and validly authorized and reserved for issuance upon conversion of the Securities and are free of preemptive rights; and all Conversion Shares, when so issued and delivered upon such conversion in accordance with the terms of the Indenture, will be duly and validly authorized and issued, fully paid and nonassessable and free and clear of any liens and will conform, when issued, in all material respects to the descriptions thereof in the Final Prospectus.

         The first paragraph of Section 2 of the Underwriting Agreement is amended by adding the following two sentences immediately following the first sentence of the paragraph:

         In addition, the Company grants to the Underwriters an option to purchase up to the principal amount of Option Securities specified in
         Schedule I hereto. Such option is granted solely for the purpose of covering over-allotments in the sale of Firm Securities and is exercisable as provided in Section 3 hereof. The price of the Option Securities to the Underwriters shall equal the price of the Firm Securities set forth in Schedule I hereto.

         Section 3 of the Underwriting Agreement is amended in its entirety to read as follows:

                  Delivery and Payment. Delivery by the Company of the Firm Securities to the Representatives for the respective accounts of the several Underwriters and payment by the Underwriters therefor by certified or official bank check or checks payable in, or by wire transfer of, immediately available (federal) funds to or upon the order of the Company shall take place at the office, on the date and at the time specified in Schedule I hereto, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Firm Securities being herein called the "First Closing Date").

                  Concurrently with the delivery of any payment for Firm Securities as provided in this Section 3, the Company will deliver to the Representatives for the respective accounts of the several Underwriters a check in an amount equal to the fee set forth in
         Schedule I hereto with respect to the principal amount of Securities for which Delayed Delivery Contracts are made.

                  The Firm Securities will be registered in such names and in such authorized denominations as the Representatives may request no less than two full business days in advance of the First Closing Date. The Company agrees to have the Firm Securities available for inspection, checking and packaging by the Representatives at such place as is designated by the Representatives, not later than 1:00 p.m., New York City time, on the business day prior to the First Closing Date.

                  At any time on or before the eleventh day after the First Closing Date the option granted in Section 2 may be exercised by written notice being given to the Company by the Representatives. Such notice shall set forth the aggregate principal amount of Option Securities as to which the option is being exercised, the names in which the Option Securities are to be registered, the denominations in which the Option Securities are to be issued and the date and time, as determined by the Representatives, when the Option Securities are to be delivered, provided, however, that this date and time shall not be earlier than the First Closing Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the Option Securities are delivered are sometimes referred to as the "Second Closing Date" and the First Closing Date and the Second Closing Date are sometimes each referred to as a "Closing Date."

                  Delivery by the Company of the Option Securities to the Representatives for the account of the Underwriters and payment by the Underwriters therefor by certified or official bank check or checks payable in, or by wire transfer of, immediately available (federal) funds to or upon the order of the Company shall take place on the Second Closing Date at the office and at the time specified in Schedule I hereto, which date and time may be postponed by agreement between the Representatives and the Company.

                  The Option Securities will be registered in such names and in such authorized denominations as the Representatives may request no less than two full business days in advance of the Second Closing Date. The Company agrees to have the Option Securities available for inspection, checking and packaging by the Representatives at such place as is designated by the Representatives, not later than 1:00 p.m., New York City time, on the business day prior to the Second Closing Date.

         Paragraph (d) of Section 6 of the Underwriting Agreement is amended by adding the following subparagraphs:

                           (xiv) The Conversion Shares initially issuable upon
                  conversion of the Securities have been duly reserved for issuance, and such shares, when issued in accordance with the Indenture and the Securities, will be validly issued, fully paid and nonassessable.

                           (xv) The issuance of the Conversion Shares will not
                  conflict with, or result in the creation or imposition of any material lien, charge or encumbrance upon any of the assets of the Company or any Domestic Significant Subsidiary pursuant to the terms of, or constitute a default under, any material agreement, indenture or instrument known to such counsel and to which the Company or any Domestic Significant Subsidiary is a party or is bound, or result in a violation of the corporate charter or by-laws of the Company or any Domestic Significant Subsidiary or any order, rule or regulation known to such counsel of any court or governmental agency having jurisdiction over the Company, any Domestic Significant Subsidiary or any of their respective properties, the effect of which would be material to the Company and its subsidiaries taken as a whole.

         The condition described in paragraph (g) of Section 6 of the Underwriting Agreement is eliminated.

                              ANNEX A TO SCHEDULE I


Issuer.................................     Lehman Brothers Holdings Inc.
                                            ("Holdings")

Securities Offered.....................     $500,000,000 aggregate principal
                                            amount of Floating Rate Convertible
                                            Notes due April 1, 2022. Holdings
                                            has also granted the underwriter an
                                            option to purchase up to an
                                            additional $75,000,000 aggregate
                                            principal amount of notes solely to
                                            cover over-allotments.

Offering Price.........................     Each note will be issued at a price
                                            of 100% of its principal amount plus
                                            accrued interest, if any, from March
                                            26, 2002.

Maturity Date..........................     April 1, 2022.

Ranking................................     The notes will be senior unsecured
                                            obligations of Holdings and will
                                            rank equal in right of payment with
                                            all existing and future senior
                                            unsecured indebtedness of Holdings.

Interest Payment Dates.................     January 1, April 1, July 1 and
                                            October 1, beginning July 1, 2002,
                                            unless any such interest payment
                                            date (other than an interest payment
                                            date at maturity) would otherwise be
                                            a day that is not a business day, in
                                            which case the interest payment date
                                            will be postponed to the next
                                            succeeding business day (except if
                                            that business day falls in the next
                                            succeeding calendar month, that
                                            interest payment date will be the
                                            immediately preceding business day).
                                            If the maturity date of the notes is
                                            a day that is not a business day,
                                            all payments to be made on such day
                                            will be made on the next succeeding
                                            business day, with the same force
                                            and effect as if made on the due
                                            date, and no additional interest
                                            will be payable as a result of such
                                            a delay in payment.

Interest Rate..........................     Interest will accrue at a per annum
                                            rate equal to 3-month LIBOR minus a
                                            spread of 0.90%, subject to
                                            adjustment under certain
                                            circumstances. Notwithstanding any
                                            such adjustments, the interest rate
                                            on the notes will never be less than
                                            zero

Contingent Interest....................     Holdings will pay contingent
                                            interest to the holders of notes
                                            during any quarterly interest
                                            period, commencing with the
                                            quarterly interest period
                                            beginning July 1, 2002, if the
                                            average trading price of the notes
                                            for the five trading days ending on
                                            the second trading day immediately
                                            preceding the relevant quarterly
                                            interest period equals 120% or more
                                           of the principal amount of the notes.

                                            The rate of contingent interest
                                            payable in respect of any quarterly
                                            interest period will equal the
                                            greater of (i) a per annum rate
                                            equal to 5.00% of Holdings'
                                            estimated per annum borrowing rate
                                            for senior non-convertible
                                            fixed-rate indebtedness with a
                                            maturity date and other terms
                                            comparable to the notes and (ii)
                                            0.25% per annum. Contingent interest
                                            will be computed on the basis of the
                                            actual number of days elapsed in the
                                            relevant quarterly interest period,
                                            divided by 360.

Conversion Rights......................    Holders may convert their notes
                                           prior to stated maturity under any of
                                           the following circumstances:

                                            o        during any quarterly
                                                     conversion period if the
                                                     closing sale price of
                                                     Holdings' common stock for
                                                     a period of at least 20
                                                     trading days in the period
                                                     of 30 consecutive trading
                                                     days ending on the first
                                                     day of such conversion
                                                     period is more than 125% of
                                                     the conversion price on
                                                     that thirtieth day;

                                            o........on or before April 1, 2017,
                                                     during the five
                                                     business-day period
                                                     following any 10
                                                     consecutive trading-day
                                                     period in which the average
                                                     of the trading prices for
                                                     the notes was less than
                                                     105% of the average
                                                     conversion for the notes
                                                     during that period;

                                            o........during any period in which
                                                     the credit rating assigned
                                                     to the notes by either
                                                     Moody's or Standard &
                                                     Poor's is below "Baa3" and
                                                     "BBB-", respectively, in
                                                     which the credit rating
                                                     assigned to the notes is
                                                     suspended or withdrawn by
                                                     either rating agency or in
                                                     which neither rating agency
                                                     continues to rate the notes
                                                     or provide ratings services
                                                     or coverage to Holdings;

                                            o........if the notes have been
                                                     called for redemption; or

                                            o........upon the occurrence of
                                            specified corporate. For each of the
                                            notes surrendered for conversion,
                                            holders initially will receive
                                            10.4062 shares of Holdings' common
                                            stock per $1,000 principal amount of
                                            notes. This represents an initial
                                            conversion price of approximately
                                            $96.10 per share of common stock.
                                            The conversion rate (and the
                                            conversion price) may be adjusted
                                            for certain reasons, but will not be
                                            adjusted for accrued interest
                                            (including contingent interest), if
                                            any. Upon conversion, holders will
                                            not receive any cash payment
                                            representing accrued interest.
                                            Instead, accrued interest will be
                                            deemed paid by the common stock
                                            received by holders on conversion.
                                            Notes called for redemption may be
                                            surrendered for conversion until the
                                            close of business one business day
                                            prior to the redemption date.

Sinking Fund...........................     None.

Optional Redemption by Holdings........     Holdings may not redeem the notes
                                            prior to April 1, 2004. Holdings may
                                            redeem some or all of the notes on
                                            or after April 1, 2004 for a price
                                            equal to 100% of the principal
                                            amount of the notes plus any accrued
                                            and unpaid interest (including
                                            contingent interest) to, but
                                            excluding, the redemption date.
                                            Holdings will therefore be required
                                            to make eight quarterly interest
                                            payments before being able to redeem
                                            any notes.

Optional Repurchase Right of Holders...
                                            Holders may require Holdings to
                                            repurchase all or a portion of their
                                            notes on April 1 of 2004, 2007, 2012
                                            and 2017 at a repurchase price equal
                                            to 100% of the principal amount of
                                            those notes plus any accrued and
                                            unpaid interest (including
                                            contingent interest) to the date of
                                            purchase. Holdings will pay the
                                            purchase price, at Holdings option,
                                            in cash, common stock or a
                                            combination of cash and shares of
                                            Holdings common stock (if Holdings
                                            elects to pay all or a portion of
                                            the purchase price in common stock,
                                            it will be issued at the prevailing
                                            market price as described herein.
Change of Control Repurchase Right of
Holders................................     Upon a change of control of
                                            Holdings, holders may require
                                            Holdings, subject to certain
                                            conditions, to repurchase all or a
                                            portion of their notes. Holdings
                                            will pay a repurchase price equal to
                                            100% of the principal amount of the
                                            notes plus any accrued and unpaid
                                            (including contingent interest) to,
                                            but excluding, the repurchase date.

DTC Eligibility........................     The notes will be issued in book-
                                            entry form and will be represented
                                            by permanent global certificates
                                            without coupons deposited with a
                                            custodian for and registered in the
                                            name of a nominee of DTC in New
                                            York, New York.  Beneficial
                                            interests in any such securities
                                            will be shown on, and transfers will
                                            be effected only through, records
                                            maintained by DTC and its direct and
                                            indirect participants, and any such
                                            interest may not be exchanged for
                                            certificated securities, except in
                                            limited circumstances.

Use of Proceeds........................     Holdings intends to use the net
                                            proceeds for working capital and
                                            general corporate purposes.  See
                                            "Use of Proceeds."

Listing................................     Holdings does not intend to list the
                                            notes on any securities exchange.

New York Stock Exchange   Symbol For
Holdings' Common Stock.................     Holdings' common stock is traded on
                                            the New York Stock Exchange under
                                            the symbol "LEH".

                                   SCHEDULE II

                                                                     Principal
                                                                     Amount of
                                                                 Firm Securities
                                                                       to be
                                         Underwriter                  Purchased

Lehman Brothers Inc. ........................................   $   500,000,000
                                                                    ===========

                                  SCHEDULE III

                            Delayed Delivery Contract

                                                                            , 20
                [Insert name and address of lead Representative]

Ladies and Gentlemen:

                  The undersigned hereby agrees to purchase from Lehman Brothers Holdings Inc. (the "Company"), and the Company agrees to sell to the undersigned, on , 20 (the "Delivery Date"), $ principal amount of the Company's % due (the "Securities") offered by the Company's Prospectus dated , 20 , and related Prospectus Supplement dated
            , 20 , receipt of a copy of which is hereby acknowledged, at a purchase price of % of the principal amount thereof, plus accrued interest or amortization of original issue discount, if any, thereon from , 20 , to the date of payment and delivery, and on the further terms and conditions set forth in this contract.

                  Payment for the Securities to be purchased by the undersigned shall be made on or before 11:00 a.m., New York City time, on the Delivery Date to or upon the order of the Company in New York Clearing House (next day) funds, at your office or at such other place as shall be agreed between the Company and the undersigned upon delivery to the undersigned of the Securities in definitive fully registered form and in such authorized denominations and registered in such names as the undersigned may request by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date. If no request is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate principal amount of Securities to be purchased by the undersigned on the Delivery Date.

                  The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date, and the obligation of the Company to sell and deliver Securities on the Delivery Date, shall be subject to the conditions (and neither party shall incur any liability by reason of the failure thereof) that (1) the purchase of Securities to be made by the undersigned, which purchase the undersigned represents is not prohibited on the date hereof, shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject, and (2) the Company, on or before the Delivery Date, shall have sold to certain underwriters (the "Underwriters") such principal amount of the Securities as is to be sold to them pursuant to the Underwriting Agreement referred to in the Prospectus and Prospectus Supplement mentioned above. Promptly after completion of such sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith. The obligation of the undersigned to take delivery of and make payment for the Securities, and the obligation of the Company to cause the Securities to be sold and delivered, shall not be affected by the failure of any purchaser to take delivery of and make payment for the Securities pursuant to other contracts similar to this contract.

                  This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other. It is understood that acceptance of this contract and other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first come, first served basis. If this contract is acceptable to the Company, it is required that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned, as of the date first above written, when such counterpart is so mailed or delivered.

                  This agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                           Very truly yours,


                                                       Name of Purchaser)

                                           By
                                                (Signature and Title of Officer)


                                                            (Address)
Accepted:

Lehman Brothers Holdings Inc.

By
  ---------------------------------------------------
                   Authorized Signature)